As filed with the Securities and Exchange Commission on September 17, 2001

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 27, 2001
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                           Rheometric Scientific, Inc.
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             (Exact name of Registrant as specified in its charter)




              Delaware                   000-14617                61-0708419
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    (State of Other Jurisdiction        (Commission              (IRS Employer
          of Incorporation)              File Number         Identification No.)




      One Possumtown Road, Piscataway, New Jersey                     08854
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       (Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  732.560.8550
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Item 5. Other Events.

        On August 27, 2001, Rheometric Scientific, Inc. (the "Company") announced that the Company's Board of Directors unanimously appointed Paul Mangano the Company's President and Chief Operations Officer. A copy of the press release, dated August 27, 2001, announcing the appointment has been filed as Exhibit 99.1 to this report.

        On August 30, 2001, the Company announced it had been approved for listing on the American Stock Exchange. The Company's common stock began trading on the American Stock Exchange on September 5, 2001 under the ticker, "RHM". A copy of the press release announcing the approval for listing has been filed as
Exhibit 99.2 to this report.

Item 6. Resignations of Registrant's Directors.

        Effective August 31, 2001, Richard J. Giacco, a director of the Company resigned from the Company's Board of Directors. Mr. Giacco's resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

        A copy of Mr. Giacco's letter of resignation, dated August 31, 2001, has been filed as Exhibit 17.1 to this report.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits

        17.1 Letter of Resignation from Richard J. Giacco to the Company, dated August 31, 2001.

        99.1    Press Release dated August 27, 2001.

        99.2    Press Release dated August 30, 2001.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RHEOMETRIC SCIENTIFIC, INC.

Dated:  September 17, 2001                    By:    /s/ Joseph Musanti
                                                   -----------------------------
                                                   Joseph Musanti
                                                   Vice President, Finance and
                                                     Chief Financial Officer


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                                 EXHIBITS INDEX

Exhibit
Number            Description
-------           -----------

17.1 Letter of Resignation from Richard J. Giacco to the Company, dated August 31, 2001.

99.1             Press Release dated August 27, 2001.

99.2             Press Release dated August 30, 2001.